Exhibit 99.1

ACETO Corporation 4 Tri Harbor Court Port Washington, New York 11050

“Sourcing and Supplying Quality Products Worldwide”	NEWS RELEASE

FOR IMMEDIATE RELEASE

ACETO Subsidiary Acetris Health Receives Favorable Ruling Regarding Certain Government Contracts

PORT WASHINGTON, N.Y., July 16, 2018  – ACETO Corporation (NASDAQ:ACET), an international company engaged in the development, marketing, sale and distribution of Human Health products, Pharmaceutical Ingredients and Performance Chemicals, today announced that the United States Court of Federal Claims issued a decision in Acetris Health, LLC v. United States, invalidating the U.S. Department of Veterans Affairs interpretation of the Trade Agreements Clause, which had resulted in the termination of 11 VA contracts with Acetris Health, LLC, Aceto’s subsidiary, because the products contained ingredients sourced from India, based on alleged non-compliance with the Trade Agreements Act’s “Buy American” requirements.

Finding in favor of Acetris, the Court granted a declaratory judgment establishing that under the Buy America Act the agencies are permitted to buy domestic end products, including commercial off-the-shelf products like generic drugs, that are manufactured in the United States, even if their components are not all manufactured in the United States. Although Department of Defense contracts were not at issue in the case, the decision also impacts Acetris’ ability to supply DoD with its products. The government has 60 days to appeal the decision.

Commenting on the ruling, William C. Kennally, III, Chief Executive Officer of ACETO, said, “We are gratified that the Court agreed with our position that the U.S. government is permitted to buy domestic commercial off-the-shelf products like generic drugs that are manufactured in the U.S. even if they source active pharmaceutical ingredients from India and China. Assuming either the government does not appeal, or the decision holds on appeal, we will be able to pursue business opportunities to supply generic drug products to the U.S. government as before along with our domestic manufacturing partner, sourcing active pharmaceutical ingredients from India.”

Acetris Health was represented by Stephen Ruscus and Donna Lee Yesner of Morgan Lewis LLP.

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ABOUT ACETO

ACETO Corporation, incorporated in 1947 and with offices and operations in 10 countries, is engaged in the development, marketing, sale and distribution of Human Health products (finished dosage form generics and nutraceuticals), Pharmaceutical Ingredients (pharmaceutical intermediates and active pharmaceutical ingredients) and Performance Chemicals (specialty chemicals and agricultural protection products).

FORWARD LOOKING STATEMENTS

This news release contains forward-looking statements as that term is defined in the federal securities laws. The events described in forward-looking statements contained in this news release may not occur. Generally, these statements relate to our business plans or strategies, projected or anticipated benefits or other consequences of ACETO’s plans or strategies, financing plans, projected or anticipated benefits from acquisitions that ACETO may make, or a projection involving anticipated revenues, earnings or other aspects of ACETO’s operating results or financial position, and the outcome of any contingencies. Any such forward-looking statements are based on current expectations, estimates and projections of management. ACETO intends for these forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "project," "plan," "intend," "estimate," and "continue," and their opposites and similar expressions are intended to identify forward-looking statements.  The forward-looking statements contained in this press release include, but are not limited to, statements regarding the prospects for long-term growth and the opportunity to resume selling products to the government.  ACETO cautions you that these statements are not guarantees of future performance or events and are subject to a number of uncertainties, risks and other influences, many of which are beyond ACETO’s control, which may influence the accuracy of the statements and the projections upon which the statements are based.  Factors that could cause actual results to differ materially from those set forth or implied by any forward-looking statement include, but are not limited to, risks and uncertainties discussed in ACETO’s reports filed with the Securities and Exchange Commission, including, but not limited to, ACETO’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017 and other filings, including Amendment No. 1 on Form 10-K/A to our annual report on Form 10-K for the fiscal year ended June 30, 2017. Copies of these filings are available at www.sec.gov.

Any one or more of these uncertainties, risks and other influences could materially affect ACETO’s results of operations and whether forward-looking statements made by ACETO ultimately prove to be accurate.  ACETO’s actual results, performance and achievements could differ materially from those expressed or implied in these forward-looking statements.  ACETO undertakes no obligation to publicly update or revise any forward-looking statements, whether from new information, future events or otherwise.

Investor Relations Contact:

LHA

Jody Burfening

jburfening@lhai.com

(212) 838-3777

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